UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/14

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Annual Report

December 31, 2014

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the year ended December 31, 2014. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the fourth quarter of 2014, the Fund’s net asset value (“NAV”) performance underperformed its benchmark, the MSCI World® Index (the “Index”), and performance for the year-to-date period ended December 31, 2014 was also below that of the Index. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2014)

For the fourth quarter of 2014, the Fund’s NAV returned -5.2%, underperforming the Index return of 1.0%. The Fund’s NAV return of -4.7% for the year-to-date also underperformed the Index return of 4.9%. Due to this recent weak performance, the Fund’s NAV performance over longer time periods and since inception is now also lagging the benchmark. Shares of LGI ended the fourth quarter of 2014 with a market price of $15.81, representing an 11.3% discount to the Fund’s NAV of $17.82.

The Fund’s net assets were $171.2 million as of December 31, 2014, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $210.3 million, representing a 22.9% leverage rate. This leverage rate is lower than that at the end of the third quarter of 2014 (28.6%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection within Sweden and a lower-than-benchmark exposure to Canada contributed modestly to performance in the fourth quarter. In contrast, stock selection within the health care, energy and financials sectors, and within the United States and France, as well as a higher-than-benchmark exposure to the energy sector, all detracted from performance for the quarter.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was weak in the fourth quarter and for the year, and has been a meaningful negative contributor to performance over these time periods. It has, however, contributed positively to performance since inception.

As of December 31, 2014, 77.4% of the Fund’s total leveraged assets consisted of global equities, 22.5% consisted of emerging market currency and debt instruments, and 0.1% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. Throughout 2014, the monthly distribution was $0.10386 per share. Total distributions in 2014 represented a distribution yield of 7.9% based on the Fund’s $15.81 market price as of the close of trading on the NYSE on December 31, 2014. The 2015 monthly distribution rate per share is $0.09282, representing a distribution yield of 7.0% based on the Fund’s market price of $15.81 as of close of trading on the NYSE on December 31, 2014. $0.03741 of the $1.24632 distributed per share in the 2014 calendar year was a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio

(77.4% of total leveraged assets)

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmith-Kline, a global research-based pharmaceutical company based in the United Kingdom; Citigroup, a US-based financial services company; Canon, a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of December 31, 2014, 49.4% of these stocks were based in North America, 25.8% were based in continental Europe (not including the United Kingdom), 14.1% were from the United Kingdom, 6.2% were from Japan, 3.9% were from the rest of Asia (not including Japan), and 0.6% were from the Middle East. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2014, were financials (19.9%), which includes banks, diversified financials, insurance, and real estate; and information technology (16.7%), which includes software and services, semiconductors and semiconductor equipment, and technology hardware and equipment. Other sectors in the portfolio include consumer discretionary, consumer staples, health care, industrials, energy, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.1% as of December 31, 2014.

Global Equity Markets Review

Global markets rose during the quarter as the underlying foundations of the US economic recovery continued to progress. Debt-to-GDP ratios continued to improve in the private and public sector and job growth accelerated, which reduced the unemployment rate to its long-term average. Tapering, which began in January of 2014, ended in October with little reaction from the market. The debate has since moved to when tightening will begin, but investors have been encouraged by comments from the US Federal Reserve, which suggested that interest rates will remain low until the economic outlook shows further improvement. Markets outside the United States were gener-

ally affected by fears of a slowdown and the steep decline in oil prices, which particularly affected the emerging markets. In Europe, markets fell as subdued inflation and stagnant growth raised fears of another recession. Chinese markets rallied after the People’s Bank of China unexpectedly announced that it would be cutting benchmark lending and deposit rates in an effort to spur growth. Japanese markets rose after the Bank of Japan announced a surprise expansion of its yearly asset purchases, aimed at boosting low inflation and flagging economic growth.

What Helped and What Hurt LGI

Stock selection within Sweden and a lower-than-benchmark exposure to Canada contributed modestly to performance in the fourth quarter. Within Sweden, Assa Abloy, a manufacturer of mechanical and electromechanical door opening solutions and access control systems, reported strong third quarter results with 4% organic sales growth, which surprised the market given the challenging macroeconomic environment. Other strong performers included Honeywell, a diversified technology-and-manufacturing company, after the company reported quarterly earnings that exceeded expectations, driven by stronger organic revenue growth and margin expansion across its portfolio. We believe the company will continue to benefit from its leading market positions in attractive end markets, and that its strong cash-flow generation, underleveraged balance sheet, and disciplined mergers-and-acquisitions process will deliver further upside in the stock.

In contrast, stock selection and an overweight position in the energy sector detracted from returns, as did stock selection within the United States and France. Shares of energy-services provider Halliburton fell amid declining oil prices. Also during the quarter, Halliburton announced its plan to acquire competitor Baker Hughes. We believe the deal makes strategic sense for Halliburton, and we expect it to create significant cost synergies and expand the company’s geographical presence and range of product offerings. Also, Total, a French integrated energy company, was negatively affected by the weakness in oil prices. We believe that oil prices are currently at unsustainable levels, and that the company has flexibility to reduce capital expenditures to maintain its dividend. Stock selection in the health care sector also hurt returns. Shares of Danish pharmaceutical company Novo

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Nordisk fell after management of a competitor warned of competitive pricing in the US-diabetes-drug market. However, later in the quarter, Novo Nordisk reported strong quarterly earnings, with results reflecting solid performance in its US-diabetes business, allaying some investor fears. Furthermore, shares of the French pharmaceutical company, Sanofi, also declined on the back of a profit warning and the ousting of Chief Executive Chris Viehbacher, after the Board of Directors decided his strategy of global expansion had not produced the desired results.

Emerging Market Currency and Debt Portfolio

(22.5% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2014, this portfolio consisted of forward currency contracts (71.4%) and sovereign debt obligations (28.6%). The average duration of the emerging market currency and debt portfolio increased relative to the third quarter of 2014, with the fourth-quarter duration at approximately 12 months, while the average yield increased from 5.1%2 at the end of September 30, 2014 to 8.1% on December 31, 2014.

Emerging Market Currency and Debt Market Review
Emerging markets local currency and debt markets generally suffered during the fourth quarter due to concerns about global growth (ex-US), the continued sharp oil price decline, rising concerns in Europe over Greek elections and a potential exit from the euro zone, and the uncertain path of US interest rate normalization in light of strong employment and GDP data. Only a handful of frontier and emerging markets posted positive performance during the quarter despite the positive trade impact of lower oil prices for several emerging markets economies and the strongest quarterly US growth in over a decade, which should provide support to several emerging markets.

What Helped and What Hurt LGI

During a difficult quarter for emerging markets assets, when nearly all money markets declined in US dollar terms, the strategy’s use of euro and yen hedges, and heavy regional weighting to Asia’s outperformance, limited losses. Superior security selection in Romania via currency-hedged local debt led the quarter’s positive attribution as the long-maturity bond yields rallied sharply, materially outperforming the money market’s 5% decline. Results were driven by monetary easing amid record-low inflation, healthy balance of payments, sizeable currency reserves, and low volatility versus regional peers. Indonesian country and security selection benefited from an overweight to the top-performing Asian money market (underpinned by a rate hike), and strong results from local debt exposure which added incremental value.

However, emerging markets local currency and debt markets generally suffered during the quarter due to reasons mentioned above. Countries with links to oil and commodities such as Russia, Colombia, Mexico, Nigeria, Kazakhstan and Brazil (a combined 20% weighting) detracted 211 basis points. In Mexico’s case, benefits from an improving US economy were overwhelmed by its fiscal dependence on oil. Israel detracted due to dovish monetary policy bias and sharp disinflation, which contributed to accelerated shekel depreciation, despite a balance of payments surplus.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index*

Value at 12/31/14
LGI at Market Price	$17,911
LGI at Net Asset Value	16,495
MSCI World Index	17,955

Average Annual Total Returns*
Years Ended December 31, 2014

	One Year	Five Years	Ten Years
Market Price	-3.63%	8.80%	6.00%
Net Asset Value	-4.69%	7.36%	5.13%
MSCI World Index	4.94%	10.20%	6.03%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
December 31, 2014

Security	Value	Percentage of Net Assets
Apple, Inc.	$7,803,866	4.6%
Cisco Systems, Inc.	6,130,426	3.6
HSBC Holdings PLC Sponsored ADR	5,875,365	3.4
Mitsubishi UFJ Financial Group, Inc. ADR	5,811,477	3.4
Citigroup, Inc.	5,757,304	3.4
Wal-Mart Stores, Inc.	5,393,264	3.2
Chevron Corp.	5,160,280	3.0
Assa Abloy AB ADR	4,965,634	2.9
Sanofi ADR	4,798,172	2.8
Pfizer, Inc.	4,665,211	2.7

Portfolio Holdings Presented by Sector
December 31, 2014

Sector	Percentage of Total Investments
Consumer Discretionary	4.3%
Consumer Staples	10.3
Energy	12.9
Financials	17.6
Health Care	13.7
Industrials	10.7
Information Technology	14.7
Materials	1.5
Telecommunication Services	2.4
Sovereign Debt	8.9
Short-Term Investment	3.0
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

December 31, 2014

Description	Shares	Value
Common Stocks—95.1%
Australia—1.1%
BHP Billiton, Ltd. Sponsored ADR	38,500	$1,821,820
Denmark—2.6%
Novo Nordisk A/S Sponsored ADR	105,000	4,443,600
Finland—1.5%
Sampo Oyj, A Shares ADR	109,500	2,557,373
France—5.7%
GDF Suez Sponsored ADR	75,981	1,770,167
Sanofi ADR	105,200	4,798,172
Total SA Sponsored ADR	64,000	3,276,800
		9,845,139
Germany—5.0%
Bayerische Motoren Werke AG ADR	124,900	4,448,938
SAP SE Sponsored ADR	59,300	4,130,245
		8,579,183
Israel—0.6%
Israel Chemicals, Ltd. ADR (a)	140,700	1,020,125
Italy—1.5%
Eni SpA Sponsored ADR	74,250	2,592,067
Japan—5.9%
Canon, Inc. Sponsored ADR	44,700	1,415,202
Mitsubishi UFJ Financial Group, Inc. Sponsored ADR	1,050,900	5,811,477
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	2,865,408
		10,092,087
Singapore—2.6%
Singapore Telecommunications, Ltd. ADR	151,100	4,451,406
Sweden—2.9%
Assa Abloy AB ADR	187,100	4,965,634
Switzerland—5.3%
Novartis AG Sponsored ADR	38,700	3,585,942
UBS AG	154,572	2,555,075
Zurich Insurance Group AG ADR	92,500	2,901,651
		9,042,668
United Kingdom—13.4%
BP PLC Sponsored ADR	102,155	3,894,148
British American Tobacco PLC Sponsored ADR	37,700	4,064,814
GlaxoSmithKline PLC Sponsored ADR	80,200	3,427,748
HSBC Holdings PLC Sponsored ADR	124,399	5,875,365
Unilever PLC Sponsored ADR	99,100	4,011,568
Wm Morrison Supermarkets PLC ADR	120,300	1,705,794
		22,979,437
Description	Shares	Value
United States—47.0%
American Express Co.	43,800	$4,075,152
Apple, Inc.	70,700	7,803,866
Chevron Corp.	46,000	5,160,280
Cisco Systems, Inc.	220,400	6,130,426
Citigroup, Inc.	106,400	5,757,304
ConocoPhillips	53,100	3,667,086
Emerson Electric Co.	67,600	4,172,948
Halliburton Co.	89,900	3,535,767
Honeywell International, Inc.	37,200	3,717,024
Intel Corp.	104,100	3,777,789
International Business Machines Corp.	24,460	3,924,362
Joy Global, Inc.	66,400	3,088,928
Merck & Co., Inc.	75,300	4,276,287
PepsiCo, Inc.	41,100	3,886,416
Pfizer, Inc.	149,766	4,665,211
United Technologies Corp.	33,400	3,841,000
Viacom, Inc., Class B	46,800	3,521,700
Wal-Mart Stores, Inc.	62,800	5,393,264
		80,394,810
Total Common Stocks (Identified cost $149,360,005)		162,785,349

Description	Principal Amount (000) (b)	Value
Foreign Government Obligations—9.5%
Brazil—0.7%
Brazil NTN-B:
6.00%, 08/15/16	503	$475,523
6.00%, 08/15/18	850	796,684
		1,272,207
Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	135,084
Hungary—0.9%
Hungary Government Bond,
4.00%, 04/25/18	407,700	1,611,624
Indonesia—1.0%
Indonesia Government Bond,
7.875%, 04/15/19	21,600,000	1,765,846
Israel—0.9%
Israel Government Bond-Galil,
5.00%, 04/30/15	4,320	1,484,598
Mexico—1.8%
Mexican Bonos,
4.75%, 06/14/18	44,300	2,995,946

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2014

Description	Principal Amount (000) (b)	Value
Romania—1.2%
Romania Government Bonds:
5.85%, 04/26/23	6,060	$1,896,937
5.80%, 07/26/27	600	189,383
		2,086,320
Serbia—0.6%
Serbia Treasury Bonds:
10.00%, 02/06/19	31,200	305,395
10.00%, 06/05/21	74,530	672,649
		978,044
South Africa—0.8%
Republic of South Africa,
10.50%, 12/21/26	13,970	1,441,394
Uganda—1.0%
Uganda Government Bond,
12.875%, 05/19/16	1,224,300	430,959
Uganda Treasury Bills:
0.00%, 03/19/15	381,300	133,267
0.00%, 05/28/15	1,033,500	350,413
0.00%, 09/03/15	1,004,000	331,675
0.00%, 09/17/15	567,600	184,332
0.00%, 10/29/15	915,700	292,595
		1,723,241
Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	11,241	471,304
Zambia—0.2%
Zambia Treasury Bill,
0.00%, 06/15/15	2,700	390,089
Total Foreign Government Obligations
(Identified cost $17,699,672)		16,355,697

Description	Shares	Value
Short-Term Investment—3.3%
State Street Institutional Treasury Money Market Fund
(Identified cost $5,589,503)	5,589,503	$5,589,503
Total Investments—107.9% (Identified cost $172,649,180) (c), (d)		$184,730,549
Liabilities in Excess of Cash and Other Assets—(7.9)%		(13,543,596)
Net Assets—100.0%		$171,186,953

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2014

Forward Currency Purchase Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AMD	JPM	02/18/15	195,657,000	$462,000	$408,021	$—	$53,979
BRL	BRC	01/05/15	2,416,344	909,700	909,016	—	684
BRL	CIT	01/05/15	3,209,220	1,260,000	1,207,291	—	52,709
BRL	CIT	03/02/15	962,446	356,000	356,625	625	—
CLP	BNP	01/09/15	568,101,000	926,000	935,633	9,633	—
CLP	CIT	01/27/15	667,987,500	1,137,000	1,097,831	—	39,169
CLP	UBS	02/17/15	886,222,930	1,429,000	1,453,539	24,539	—
CNH	BRC	02/26/15	6,075,225	975,000	972,339	—	2,661
CNH	HSB	02/17/15	9,710,220	1,560,000	1,555,641	—	4,359
CNH	HSB	03/03/15	5,935,545	953,808	949,468	—	4,340
CNY	HSB	03/09/15	16,351,400	2,648,000	2,616,146	—	31,854
COP	SCB	02/24/15	3,661,710,000	1,599,000	1,537,503	—	61,497
CZK	JPM	01/08/15	60,828,817	2,726,588	2,657,267	—	69,321
CZK	JPM	02/23/15	17,302,438	765,986	756,313	—	9,673
HUF	CIT	02/27/15	221,189,760	861,807	844,257	—	17,550
HUF	JPM	01/22/15	128,271,000	507,000	490,108	—	16,892
HUF	JPM	01/22/15	223,435,722	872,398	853,720	—	18,678
HUF	JPM	01/29/15	259,710,000	1,011,892	992,102	—	19,790
IDR	JPM	01/12/15	14,999,840,000	1,205,000	1,209,641	4,641	—
IDR	JPM	02/11/15	15,092,625,000	1,205,000	1,210,609	5,609	—
ILS	JPM	01/20/15	7,125,636	1,808,537	1,826,829	18,292	—
INR	JPM	01/22/15	99,852,220	1,558,000	1,576,197	18,197	—
INR	JPM	01/27/15	61,272,100	995,000	966,178	—	28,822
INR	JPM	02/23/15	64,196,820	1,026,000	1,006,685	—	19,315
INR	SCB	01/12/15	40,211,740	653,000	636,099	—	16,901
KRW	CIT	01/26/15	1,046,702,910	938,705	951,229	12,524	—
KRW	CIT	02/13/15	1,314,558,180	1,194,000	1,193,619	—	381
KWD	BNP	08/06/15	291,676	1,017,000	993,847	—	23,153
KWD	CIT	08/18/15	241,629	842,000	823,252	—	18,748
KZT	CIT	02/13/15	112,132,000	578,000	558,551	—	19,449
KZT	CIT	06/11/15	47,706,010	251,481	209,252	—	42,229
KZT	CIT	06/12/15	108,679,000	572,899	476,334	—	96,565
KZT	HSB	02/17/15	51,544,200	271,000	255,479	—	15,521
KZT	HSB	04/28/15	87,492,500	443,000	397,096	—	45,904
KZT	JPM	01/21/15	37,248,000	194,000	195,539	1,539	—
KZT	JPM	05/18/15	59,251,000	307,000	264,739	—	42,261
MXN	JPM	01/15/15	8,400,000	575,487	569,001	—	6,486
MYR	SCB	02/13/15	5,998,121	1,714,043	1,710,015	—	4,028
PEN	CIT	01/09/15	1,459,656	495,000	489,402	—	5,598
PEN	SCB	01/09/15	1,153,581	390,000	386,779	—	3,221
PHP	BRC	01/16/15	74,723,520	1,662,000	1,669,526	7,526	—
PHP	HSB	02/13/15	59,766,265	1,339,000	1,333,420	—	5,580
PLN	JPM	01/08/15	5,941,232	1,765,000	1,677,821	—	87,179
RSD	CIT	01/22/15	107,902,800	1,084,996	1,070,526	—	14,470
THB	BRC	01/22/15	27,357,160	827,000	830,824	3,824	—
THB	SCB	01/22/15	55,145,080	1,658,000	1,674,730	16,730	—
TRY	JPM	01/22/15	3,925,530	1,674,000	1,673,525	—	475

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2014

Forward Currency Purchase Contracts open at December 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
TRY	JPM	02/11/15	414,990	$176,000	$176,113	$113	$—
TRY	JPM	02/11/15	2,026,728	880,000	860,098	—	19,902
TRY	JPM	02/11/15	3,622,395	1,573,723	1,537,263	—	36,460
TRY	JPM	02/17/15	2,107,004	954,000	893,000	—	61,000
TRY	JPM	02/18/15	1,957,806	828,000	829,586	1,586	—
UGX	BRC	01/09/15	1,009,866,000	363,000	364,048	1,048	—
UGX	CIT	01/08/15	3,721,974,330	1,344,644	1,342,103	—	2,541
UGX	SCB	01/08/15	839,300,000	303,084	302,642	—	442
UYU	HSB	02/19/15	12,948,000	520,000	527,843	7,843	—
ZAR	CIT	01/20/15	10,926,212	934,000	942,282	8,282	—
ZMW	SCB	01/12/15	4,136,895	651,480	644,021	—	7,459
Total Forward Currency Purchase Contracts				$57,733,258	$56,848,563	$142,551	$1,027,246

Forward Currency Sale Contracts open at December 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	BRC	01/05/15	2,416,344	$912,000	$909,015	$2,985	$—
BRL	CIT	01/05/15	792,876	298,018	298,276	—	258
BRL	CIT	01/05/15	2,416,344	909,699	909,015	684	—
EUR	CIT	01/22/15	882,778	1,084,570	1,068,399	16,171	—
EUR	CIT	01/22/15	873,000	1,084,995	1,056,565	28,430	—
EUR	CIT	02/27/15	704,000	861,807	852,306	9,501	—
EUR	JPM	01/08/15	2,203,000	2,726,588	2,665,826	60,762	—
EUR	JPM	01/22/15	710,000	872,398	859,291	13,107	—
EUR	JPM	01/26/15	4,382,312	5,368,993	5,304,005	64,988	—
EUR	JPM	01/29/15	825,000	1,011,891	998,547	13,344	—
EUR	JPM	02/23/15	626,089	765,986	757,959	8,027	—
HUF	JPM	01/22/15	152,822,076	596,379	583,915	12,464	—
ILS	CIT	05/04/15	3,038,855	862,087	779,685	82,402	—
JPY	CIT	03/11/15	220,645,275	1,849,000	1,843,120	5,880	—
JPY	SCB	01/23/15	147,934,620	1,385,000	1,235,230	149,770	—
KWD	CIT	08/06/15	291,676	996,500	993,847	2,653	—
KWD	CIT	08/18/15	1,158	3,957	3,945	12	—
KWD	CIT	08/18/15	240,471	821,000	819,308	1,692	—
MXN	JPM	01/15/15	10,865,115	747,000	735,984	11,016	—
PEN	CIT	01/09/15	2,613,237	875,163	876,181	—	1,018
RON	JPM	06/10/15	6,936,248	1,908,000	1,864,030	43,970	—
RSD	CIT	01/22/15	33,933,813	340,735	336,664	4,071	—
TRY	JPM	02/11/15	1,980,342	868,000	840,413	27,587	—
TRY	JPM	02/11/15	4,083,771	1,821,324	1,733,061	88,263	—
TRY	JPM	02/17/15	15,579	7,036	6,603	433	—
TRY	JPM	02/17/15	929,093	416,448	393,773	22,675	—
TRY	JPM	02/17/15	1,162,332	522,773	492,625	30,148	—
UGX	BRC	01/09/15	2,951,115,000	1,065,000	1,063,853	1,147	—
UGX	SCB	01/08/15	1,477,476,000	533,000	532,761	239	—
ZAR	BRC	01/20/15	8,701,310	752,695	750,405	2,290	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2014

Forward Currency Sale Contracts open at December 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
ZMW	SCB	01/12/15	3,839,355	$585,000	$597,700	$—	$12,700
Total Forward Currency Sale Contracts				$32,853,042	$32,162,307	704,711	13,976
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$847,262	$1,041,222

Currency Abbreviations:						Counterparty Abbreviations:
AMD	— Armenian Dram	ILS	— Israeli Shekel	PLN	— Polish Zloty	BNP	— BNP Paribas SA
BRL	— Brazilian Real	INR	— Indian Rupee	RON	— New Romanian Leu	BRC	— Barclays Bank PLC
CLP	— Chilean Peso	JPY	— Japanese Yen	RSD	— Serbian Dinar	CIT	— Citibank NA
CNH	— Yuan Renminbi	KRW	— South Korean Won	THB	— Thai Baht	HSB	— HSBC Bank USA NA
CNY	— Chinese Renminbi	KWD	— Kuwaiti Dinar	TRY	— New Turkish Lira	JPM	— JPMorgan Chase Bank NA
COP	— Colombian Peso	KZT	— Kazakhstan Tenge	UGX	— Ugandan Shilling	SCB	— Standard Chartered Bank
CZK	— Czech Koruna	MXN	— Mexican New Peso	UYU	— Uruguayan Peso	UBS	— UBS AG
EUR	— Euro	MYR	— Malaysian Ringgit	ZAR	— South African Rand
HUF	— Hungarian Forint	PEN	— Peruvian New Sol	ZMW	— Zambian Kwacha
IDR	— Indonesian Rupiah	PHP	— Philippine Peso

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

December 31, 2014

(a)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 10.
(b)	Principal amount denominated in respective country’s currency.
(c)	For federal income tax purposes, the aggregate cost was $172,649,457, aggregate gross unrealized appreciation was $30,220,134, aggregate gross unrealized depreciation was $18,139,042, and the net unrealized appreciation was $12,081,092.
(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B

Portfolio holdings by industry* (as a percentage of net assets):

Agriculture	0.6%
Alcohol & Tobacco	2.4
Automotive	2.6
Banking	8.5
Computer Software	2.4
Energy Exploration & Production	2.1
Energy Integrated	8.7
Energy Services	2.1
Financial Services	7.2
Food & Beverages	2.3
Gas Utilities	1.0
Household & Personal Products	2.3
Insurance	3.2
Leisure & Entertainment	2.1
Manufacturing	11.6
Metals & Mining	1.1
Pharmaceutical & Biotechnology	14.7
Retail	4.2
Semiconductors & Components	3.0
Technology Hardware	10.4
Telecommunications	2.6
Subtotal	95.1
Foreign Government Obligations	9.5
Short-Term Investment	3.3
Total Investments	107.9%

*	Industry classification may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2014

ASSETS
Investments in securities, at value (cost $172,649,180)	$184,730,549
Foreign currency, at value (cost $430,604)	422,147
Dividends and interest receivable	750,981
Gross unrealized appreciation on forward currency contracts	847,262
Total assets	186,750,939

LIABILITIES
Management fees payable	159,036
Line of credit outstanding	14,250,000
Gross unrealized depreciation on forward currency contracts	1,041,222
Other accrued expenses and payables	113,728
Total liabilities	15,563,986
Net assets	$171,186,953

NET ASSETS
Paid in capital (Note 2(f))	$160,686,473
Distributions in excess of net investment income (Note 2(f))	(1,333,980)
Accumulated net realized loss	(28,503)
Net unrealized appreciation (depreciation) on:
Investments	12,081,369
Foreign currency and forward currency contracts	(218,406)
Net assets	$171,186,953

Shares of common stock outstanding*	9,605,237
Net asset value per share	$17.82
Market value per share	$15.81

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $261,915)	$5,361,138
Interest (net of foreign withholding taxes of $12,540)	945,178
Total investment income	6,306,316

Expenses:
Management fees (Note 3)	2,107,282
Professional services	145,904
Shareholders’ reports	95,056
Custodian fees	82,453
Administration fees	80,602
Shareholders’ services	43,728
Shareholders’ meeting	30,277
Directors’ fees and expenses	6,131
Other	58,148
Total expenses before interest expense	2,649,581
Interest expense	151,237
Total expenses	2,800,818
Net investment income	3,505,498

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	9,605,996
Foreign currency and forward currency contracts	(2,611,331)
Total net realized gain on investments, foreign currency and forward currency contracts	6,994,665
Net change in unrealized depreciation on:
Investments	(18,433,042)
Foreign currency and forward currency contracts	(485,519)
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(18,918,561)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(11,923,896)
Net decrease in net assets resulting from operations	$(8,418,398)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$3,505,498	$3,728,417
Net realized gain on investments, foreign currency and forward currency contracts	6,994,665	6,762,225
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(18,918,561)	24,241,679
Net increase (decrease) in net assets resulting from operations	(8,418,398)	34,732,321

Distributions to Stockholders (Note 2(f)):
From net investment income	(833,813)	(10,204,556)
From net realized gains	(10,805,869)	—
Return of capital	(331,517)	(253,242)
Net decrease in net assets resulting from distributions	(11,971,199)	(10,457,798)
Total increase (decrease) in net assets	(20,389,597)	24,274,523
Net assets at beginning of year	191,576,550	167,302,027
Net assets at end of year*	$171,186,953	$191,576,550
*Includes distributions in excess of net investment income of (Note 2(f))	$(1,333,980)	$(222,687)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	9,605,237	9,605,237
Common shares outstanding at end of year	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2014

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(8,418,398)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Increase in dividends and interest receivable	(125,413)
Accretion of bond discount and amortization of bond premium	425
Inflation index adjustment	(86,411)
Decrease in other accrued expenses and payables	(31,823)
Net realized gain on investments, foreign currency and forward currency contracts	(6,994,665)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	18,918,561
Purchase of long-term investments	(20,642,136)
Proceeds from disposition of long-term investments	37,797,324
Purchase of short-term investments, net	(7,051,267)
Net cash provided by operating activities	13,366,197

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(11,971,199)
Gross drawdowns in line of credit balance	14,295,000
Gross paydowns in line of credit balance	(14,500,000)
Net cash used in financing activities	(12,176,199)

Effect of exchange rate changes on cash	(2,634,376)
Net decrease in cash and foreign currency	(1,444,378)

Cash and foreign currency:
Beginning balance	1,866,525
Ending balance	$422,147

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(148,671)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year

	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of year	$19.95	$17.42	$15.49	$16.83	$17.27
Income (loss) from investment operations:
Net investment income	0.37	0.39	0.41	0.44	0.39
Net realized and unrealized gain (loss)	(1.25)	3.23	2.70	(0.73)	0.25
Total from investment operations	(0.88)	3.62	3.11	(0.29)	0.64
Less distributions from (Note 2(f)):
Net investment income	(0.08)	(1.06)	(0.59)	(0.78)	(0.67)
Net realized gains	(1.13)	—	(0.30)	(0.16)	—
Return of capital	(0.04)	(0.03)	(0.29)	(0.11)	(0.41)
Total distributions	(1.25)	(1.09)	(1.18)	(1.05)	(1.08)
Net asset value, end of year	$17.82	$19.95	$17.42	$15.49	$16.83
Market value, end of year	$15.81	$17.62	$15.09	$13.39	$15.06

Total Return based upon (a):
Net asset value	-4.69%	21.31%	20.69%	-1.85%	4.14%
Market value	-3.63%	24.61%	22.06%	-4.48%	8.90%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$171,187	$191,577	$167,302	$148,822	$161,652
Ratios to average net assets:
Total expenses	1.51%	1.52%	1.59%	1.54%	1.59%
Net investment income	1.89%	2.07%	2.51%	2.73%	2.37%
Portfolio turnover rate	10%	35%	17%	33%	32%
Asset coverage per $1,000 of loan outstanding (b)	$13,013	$14,253	$12,574	$8,364	$43,652
Bank borrowing outstanding (in thousands)	$14,250	$14,455	$14,455	$20,210	$3,790

(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
(b)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

December 31, 2014

1. Organization

Lazard Global Total Return and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—NAV per share is determined for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NAS-DAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the US Internal Revenue Service and various states.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the Fund elected to defer such losses as follows:

Late Year
Post October Capital	Ordinary Loss
Loss Deferral	Deferral
$(28,226)	$(1,177,556)

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed income transactions and wash sales. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

	Distributions in
	Excess of Net
	Investment	Accumulated Net
Paid in Capital	Income	Realized Loss
$(331,517)	$(3,451,461)	$3,782,978

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from January 2014 through December 2014, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. For 2014, $0.03741 of the $1.24632 distributed per share was a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31 were as follows:

	2014	2013
Ordinary Income	$833,813	$4,040,099
Long-Term Capital Gain	10,805,869	6,164,457
Return of Capital	331,517	253,242
Total	$11,971,199	$10,457,798

At December 31, 2014, the components of distributable earnings and unrealized appreciation, on a tax basis, were as follows:

		Net Unrealized
		Appreciation
Deferred Late Year	Deferred Capital	including Foreign
Ordinary Losses	Losses	Currency
$(1,177,556)	$(28,226)	$11,706,262

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the year ended

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

December 31, 2014, the effective management fee, as a percentage of the Fund’s average net assets, was 1.14%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denomi-

nated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2014.

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings,

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Funds based on relative net assets. Effective January 1, 2015, the compensation for Independent Directors is comprised of: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings, although per-meeting attendance fees will no longer be paid. Compensation is, generally, divided among the Lazard Funds and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”), based on relative net assets.

The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statement of Operations shows the Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2014 were $20,642,136 and $37,794,901, respectively.

For the year ended December 31, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 0.75%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the year ended December 31, 2014, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate
$17,614,685	$27,450,000	0.85%

*	For 365 days borrowings were outstanding.

Management believes that the fair value of the liability under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2014 is categorized as Level 2 (see Note 10).

8. Non-US Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging markets currencies. The Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2014:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2014
Assets:
Common Stocks*	$161,765,224	$1,020,125	$—	$162,785,349
Foreign Government Obligations*	—	16,355,697	—	16,355,697
Short-Term Investment	5,589,503	—	—	5,589,503
Other Financial Instruments**
Forward Currency Contracts	—	847,262	—	847,262
Total	$167,354,727	$18,223,084	$—	$185,577,811
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,041,222)	$—	$(1,041,222)

*	Please refer to Portfolio of Investments (page 8 through 9) and Notes to Portfolio of Investments (page 13) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

The common stock (see footnote (a) in the Notes to Portfolio of Investments) included in Level 2 was valued based on reference to a similar security from the same issuer which was trading on an active market.

The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. At December 31, 2014, a security valued at $1,181,880 was transferred from Level 1 to Level 2. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2014.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the year ended December 31, 2014, the notional amounts of purchases and sales of forward currency contracts were $925,582,348 and $945,175,393, respectively, with average notional exposure of approximately $116,200,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$847,262

Fair Value
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,041,222

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk: Net realized loss on forward currency contracts	$(2,506,238)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(462,473)

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of December 31, 2014, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of December 31, 2014:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$ 847,262	$ —	$ 847,262

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2014

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts
	of Assets
	Presented in
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts
Barclays Bank PLC	$18,820	$(3,345)	$—	$15,475
BNP Paribas SA	9,633	(9,633)	—	—
Citibank NA	172,927	(172,927)	—	—
HSBC Bank USA NA	7,843	(7,843)	—	—
JPMorgan Chase Bank NA	446,761	(446,761)	—	—
Standard Chartered Bank	166,739	(106,248)	—	60,491
UBS AG	24,539	—	—	24,539
Total	$847,262	$(746,757)	$—	$100,505

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$1,041,222	$ —	$1,041,222

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts
	of Liabilities
	Presented in
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts
Barclays Bank PLC	$3,345	$(3,345)	$—	$—
BNP Paribas SA	23,153	(9,633)	—	13,520
Citibank NA	310,685	(172,927)	—	137,758
HSBC Bank USA NA	107,558	(7,843)	—	99,715
JPMorgan Chase Bank NA	490,233	(446,761)	—	43,472
Standard Chartered Bank	106,248	(106,248)	—	—
Total	$1,041,222	$(746,757)	$—	$294,465

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lazard Global Total Return and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where replies were are received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Global Total Return and Income Fund, Inc. as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2015

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Board of Directors:
Class I – Directors with Term Expiring in 2015
Independent Director(3):
Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)
Interested Director(4):
Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)
Class II – Directors with Term Expiring in 2016
Independent Directors(3):
Kenneth S. Davidson (69)	Director (February 2004)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 - 2012)
Nancy A. Eckl (52)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)
TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)
Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)
Columbia Law School, Professor of Law (2008 - 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)
Class III – Directors with Term Expiring in 2017
Independent Directors(3):
Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)
Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (70)	Director (February 2004)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)
O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)
Interested Director(4):
Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)
Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2015, 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.
(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Nathan A. Paul (42)	Vice President and Secretary (February 2004)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (February 2004)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Chief Compliance Officer and Director of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 - August 2014)

Tamar Goldstein (39)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information

Year Ended December 31, 2014

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2014:

Of the dividends paid by the Fund, 100.00% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 100.00% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,000 in 2013 and $37,000 in 2014.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,800 in 2013 and $6,800 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $927,600 in 2013 and $1,290,951 in 2014.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chair
Franci J. Blassberg
Kenneth S. Davidson
Trevor W. Morrison
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•	favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Global Equity Investments. Michael G. Fry, Michael Powers, Ronald Temple and Andrew Lacey are the portfolio managers responsible for investing the Registrant’s assets allocated to Global Equity Investments.

Michael G. Fry, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and International Equity teams. Prior to joining Lazard in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Ronald Temple, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s US Equity teams and the Global Equity Select team. Mr. Temple is a Co-Director of Research and has primary research coverage of the financials sector. Mr. Temple joined Lazard in 2001 and had been working in the investment field since 1991.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of US and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s US Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Powers, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined Lazard.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz, a Managing Director of Lazard and a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 1998. Prior to joining Lazard in 1996, Ms. Belitz was with Bankers Trust Company. She began working in the investment industry in 1994.

Mr. Ramachandran, a Managing Director of Lazard and a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), the Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1.	Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transaction to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts.

2.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4.	Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5.	The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6.	The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +
Ardra Belitz	2 (29.2 million)	7 (1.1 billion)	3 (389.9 million)
Michael G. Fry	11 (6.4 billion)	4 (1.1billion)	182 (12.7 billion)
Ronald Temple	8 (10.1 billion)	9 (1.2 billion)	162 (7.2 billion)
James M. Donald	10 (20.1 billion)	20 (9.2 billion)	168 (16.4 billion)
Andrew D. Lacey	10 (10.2 billion)	15 (2.3 billion)	173 (7.5 billion)
Ganesh Ramachandran	2 (29.2 million)	7 (1.1 billion)	3 (389.9 million)
Michael Powers	11 (6.4 billion)	4 (1.1 billion)	182 (12.7 billion)

*        Total assets in accounts as of December 31, 2014.

#        The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Donald manages three other accounts and one registered investment company with assets under management of approximately $2.1 billion and $3.1 billion, respectively.

(2) Mr. Fry and Mr. Powers manage one registered investment company and one other account with assets under management of approximately $3.1 billion and $94.0 million, respectively.

(3) Mr. Lacey and Mr. Temple manage one registered investment company and one other account with assets under management of approximately $8.7 billion and $476.5 million, respectively.

(4) Ms. Belitz and Mr. Ramachandran manage seven other pooled investment vehicles with assets under management of approximately $1.1 billion.

+        Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the MSCI World® Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2014, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000
Michael Powers	None
Michael G. Fry	None
Ronald Temple	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics referred to in Item 2.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2015

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 10, 2015